UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                             ________________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): February 28, 2005

                             ________________________

                         Marsh & McLennan Companies, Inc.
                (Exact Name of Registrant as Specified in Charter)

        Delaware                       1-5998                     36-2668272
    (State or Other           (Commission File Number)          (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

        1166 Avenue of the Americas New York, NY                    10036
        (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: (212) 345-5000

                                  Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 Section 5--Corporate Governance and Management

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On February 28, 2005, Marsh & McLennan Companies, Inc. (the "Company") sent a notice to its directors and executive officers informing them of a blackout period in the Marsh & McLennan Companies Stock Investment Plan (the "SIP") beginning on March 24, 2005, 5:00 p.m. Eastern Time, and ending during the week of April 3, 2005 (the "Blackout Period") that will temporarily prevent participants in the SIP from engaging in transactions in Company common stock in their individual accounts. During the Blackout Period, participants in the SIP generally will be unable to direct or diversify investments in their individual accounts, change elections regarding future contributions, change contribution rates or obtain a loan, distribution or withdrawal from the SIP. The Blackout Period is imposed in connection with the change of the recordkeeper and trustee for the SIP.

The Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on February 22, 2005.

Security holders or other interested persons may obtain information about the actual beginning and ending dates of the Blackout Period, without charge, by contacting Leon J. Lichter, Vice President, Benefits & Compensation Counsel, in writing at Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036, either during the Blackout Period or for a period of two years after the ending date of the Blackout Period.

A copy of the notice transmitted to the directors and executive officers of the Company is set forth in Exhibit 99.1 hereto and is incorporated by reference into this Item.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits

            99.1 Notice of plan blackout period to directors and executive officers dated February 28, 2005.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARSH & McLENNAN COMPANIES, INC.

                                           By: /s/ Bart Schwartz
                                           -------------------------------------
                                           Name: Bart Schwartz
                                           Title: Deputy General Counsel


Date: February 28, 2005



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